99.1 SMC agreement dated May 18 , 2007 between Registrant and Dr. Fredrick
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Naftolin
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This Agreement is made on May 18 , 2007 between Mediscience Technology Corp
BioScopix. (MTC/Bio) 1235 Folkstone way, Cherry Hill NJ, 08034 and Dr. Frederick Naftolin, M.D., PhD (FN) (Consultant) 4 Stone Wall Lane, Woodbridge, CT 06525-1413


WHEREAS, Consultant has extensive medical Ob/Gyn health experience with a specific interest in female endocrinology, diseases of the female reproductive system, Ob/Gyn research, cancer research, and biochemistry of cancer disease,

MTC/Bio desires to retain Consultant as Senior Medical Consultant of BioScopix, Inc. in the development and commercialization of MTC/Bio Autofluorescence-Based Diagnostic Methods and Equipment for human cancer screening and diagnosis, and female hormone level detection:

e.g. CD-Ratiometer, CPE and the Consultant wishes to perform consulting services for the MTC/Bio.

NOW THEREFORE, in consideration of the covenants and obligations hereinafter set forth, MTC/Bio and the Consultant agree as follows:

1.       Services

         1.1. The consultant shall provide advice and consulting services to MTC/Bio on matters related to female endocrinology, diseases of the female reproductive system, Ob/Gyn research, cancer research, oral cancer, and biochemistry of cancer disease.

         1.2. Consultant shall advise and support MTC/Bio in, 1.2.1. development of protocols for FDA trials,

                  1.2.2. document preparation for FDA IDEs, PreMarket Approvals, and 510 K's,

                  1.2.3. identification of appropriate medical facilities and associated medical staff for FDA trials,

                  1.2.4. relationship development with key medical experts in human cancers including cancers of the mouth, cervix, GI tract,

                  1.2.5. collection of relevant diagnostic equipment requirements,

                  1.2.6. identification of critical research and development to enable critical improvements and advances in MTC/Bio diagnostic equipment products, and

                  1.2.7. critical diagnostic, ease-of-use, reliability, safety, and other customer requirements and desires for the MTC/Bio CD-Ratiometer.

         1.3. The Consultant shall be engaged by (MTC/Bio) as a consultant for the exchange of ideas only and under the terms of this Agreement.

         1.4. The Consultant shall not direct or conduct fund raising of any kind for or on behalf of the Company. Such activity shall be carried out solely and only by (MTC/Bio ) management or designees
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Upon request by the Company and in return for compensation detailed in Article
2, the Consultant shall keep MTC/Bio informed about applications, features, and specifications in its area of expertise as they may broaden or change from time to time as well as be available for assisting in FDA, quality, and product control issues.

2.       Compensation and expenses

         2.1 As full and sole consideration for the one year term consulting services to be provided by the Consultant to Mediscience Technology/BioSopix Inc. under this agreements paragraph 1, MDSC/BioScopix Inc. herein grants to Consultant, his heirs and assigns Six hundred thousand shares (600,000) of MDSC common shares restricted and legend per SEC rule 144 representing $60,000 dollars value at 0.10 per share, reported value on May 18, 2007

         2.2 The Company will reimburse Consultant for reasonable out of pocket expenses submitted to Company as proposed expenses by consultant for pre-approval

3.       Competition

The Consultant represents to the Company that the Consultant does not have any agreement to provide consulting services to any other party, firm, or company in the biotechnology or medical industries on matters relating to the scope of this consultancy, and will not enter into any such agreement during the term of this Agreement.

4.       Confidentiality

         4.1. The parties may wish, from time to time, in connection with work contemplated under this Agreement, to disclose confidential information to each other ("Confidential Information"). Each party will use reasonable efforts to prevent the disclosure of any of the other party's Confidential Information to third parties for a period of five
                  (5) years from receipt thereof.

         4.2. The recipient may acquire information that pertains to the discloser's processes, equipment, programs, developments, inventions, discoveries, or plans that is both (i) disclosed or made known by the disclosure to the recipient and (ii) identified in writing as "proprietary" by the disclosure. The recipient agrees not to disclose any Confidential Information to third parties or to use any Confidential Information for any purpose other than performance of the services contemplated by this Agreement, without prior written consent of the discloser.

         4.3. Confidential Information subject to paragraph 4(b) does not include information that (i) is or later becomes available to the public through no breach of this Agreement by the recipient; (ii) is obtained by the recipient from a third party who had the legal right to disclose the information to the recipient; (iii) is already in the possession of the recipient on the date this Agreement becomes effective; (iv) is independently developed by recipient; or (v) is required to be disclosed by law, government regulation, or court order. In addition, Confidential Information subject to paragraph 4(b)

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                  does not include information generated by the Consultant
                  unless the information (i) is generated as a direct result of the performance of consulting services under this Agreement.

         4.4 Return of Materials: The Consultant agrees to promptly return, following the termination of this Agreement or upon earlier request by MTC/Bio, all drawings, tracings, and written materials in the Consultant's possession and (i) supplied by MTC/Bio in conjunction with the Consultant's consulting services under this Agreement or (ii) generated by the Consultant in the performance of consulting services under this Agreement.

5.       Intellectual Property

         5.1. Title to any inventions and discoveries made solely by or contributed to by Consultant resulting from the work performed hereunder shall reside in the New York University Medical Center. Inventorship shall be determined in accordance with U.S. Patent law.

         5.2. The New York University Medical Center agrees to pay for all costs associated with the preparation, filing, prosecution, and maintenance of US and international patents and patent applications resulting from any inventions and discoveries made solely by or contributed to by Consultant resulting from the work performed hereunder.

                  5.2.1. In the case of patents and patent applications resulting from the work performed hereunder, with all costs of preparation, prosecution, and maintenance paid by the New York University Medical Center, the New York University Medical Center grants to MTC/Bio an exclusive and irrevocable license, with ability to sublicense.

                  5.2.1.1. The exclusive license shall be granted to MTC/Bio in the MTC/Bio field of use.

                  5.2.1.2. The MTC/Bio field of use is medical diagnostic
                           methods and equipment based upon tissue
                           auto-fluorescence.

                  5.2.1.3. Such license shall be upon commercially reasonable terms consistent with similar exclusive licenses of the New York University Medical Center, with a royalty rate of no more than 2.5% of the selling price of the products or portions thereof claiming the advantage of the patented invention(s).

         5.3. In the case of inventions and discoveries made solely by or contributed to by Consultant resulting from the work performed hereunder, wherein the New York University Medical Center does not wish to file for US and international patent rights, MTC/Bio shall have the first right of refusal to prepare, file, prosecute and maintain the resulting patent applications and patents at its own expense, with all such applications and patents assigned to MTC/Bio.

                  5.3.1. In the case of patents and patent applications resulting from the work performed hereunder, with all costs of preparation, prosecution, and maintenance paid by MTC/Bio, MTC/Bio grants to the New York University Medical Center a nonexclusive and irrevocable license, with ability to sub-license.

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                  5.3.1.1. Said non-exclusive license shall be granted to The
                           New York University Medical Center only for patented subject matter outside of the MTC/Bio field of use.

                  5.3.1.2. The MTC/Bio field of use is medical diagnostic
                           methods and equipment based upon tissue
                           auto-fluorescence.

                  5.3.1.3. Such license shall be upon commercially reasonable terms consistent with similar non-exclusive licenses of MTC/Bio, with a royalty rate of no more than 2.5% of the selling price of the products or portions thereof claiming the advantage of the patented invention(s).

6        Term and Termination

         6.1. This Agreement shall be for a term of 12 months, renewable upon reasonable terms and conditions as may be agreed upon by MTC/Bio and the Consultant.

         6.2 Termination of the Agreement under paragraph 6.1 above shall not affect MTC/Bio obligation to pay for services previously performed by the Consultant and acknowledged by MTC/Bio.

7        Miscellaneous

         7.1. This Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, successors, representatives, and assigns of the parties, as the case may be.

         7.2. The relationship created by this Agreement shall be that of independent contractor, and the Consultant shall have no authority to bind or act as agent for MTC/Bio or its employees for any purpose.

         7.3. MTC/Bio will not use the Consultant's name in any commercial advertisement or similar material used to promote or sell products, unless MTC/Bio obtains in advance the written consent of the Consultant

         7.4. This Agreement replaces all previous agreements and the discussions relating to the subject matters hereof and constitutes the entire and only agreement between MTC/Bio and the Consultant with respect to the subject matters of this Agreement. This Agreement may not be modified in any respect by any verbal statement, representation, or agreement made by any employee, officer, or representative of MTC/Bio, or by any written documents unless it is signed by the CEO of MTC/Bio and by the Consultant.

         7.5. If any term or provision of this Agreement is deemed invalid, contrary to, or prohibited under applicable laws or regulation of any jurisdiction, this Agreement (save only this sentence) shall be invalid.

         7.6. The parties hereto agree to be bound by and under New York State Law and to submit any and all disputes of whatsoever kind to the American Arbitration association of New York City

IN WITNESS WHEREOF, the parties, intending to be bound, have executed this Agreement effective May , 2007


By:  s/s Fredrick  Naftolin, Date May  18 , 2007
Dr. Fredrick Naftolin, professor of OBS/GYN

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By :s/s Peter Katevatis,  Date: May 18,  2007
Peter Katevatis Esq. Chairman/CEO Mediscience Technology/ BioScopix Corp
                     ----------------------------------------------------




               Exhibit A Dr. Fredrick  Naftolin  CV  see OBGYN.NET


Date of Birth:  April 7, 1936
Place of Birth: Bronx, New York, USA
Education:

1955         A.A., University of California, Los Angeles
1958         B.A., University of California, Berkeley (Honors)
1961         M.D., University of California, School of Medicine San Francisco
             (Honors)
1970         D.Phil., University of Oxford, Oxford, England

Postgraduate Training:

1961-62      Intern, King County Hospital, Seattle, Washington
1962-66      Resident, Obstetrics and Gynecology, UCLA Medical Center,
             Los Angeles (D.G. Morton)
1966-67      Research Training Fellow, University of Washington, Seattle
             (S. Klebanoff)
1967-68      Senior Endocrine Fellow, Department of Medicine, University of
             Washington, Seattle (C.A. Paulsen)
1968-70      Graduate studies, University of Oxford, Department of Human
             Anatomy, Oxford, England (G.W. Harris)

Professional Experince:

1986         Director, Center for Research in Reproductive Biology, Yale
             University
1984 Professor of Biology, Department of Biology, Yale University (Joint appointment)
1982-83 Professor Invite, Department of Morphology, University of Geneva, Faculty of Medicine
1978 Professor and Chairman, Department of Obstetrics and Gynecology, Yale University School of Medicine
1975-78 Professor and Chairman, Department of Obstetrics and Gynecology, McGill University, Faculty of Medicine, Montreal
1975-78      Obstetrician and Gynecologist-in-Chief, Royal Victoria Hospital,
             Montreal
1973-75      Associate Professor of Obstetrics and Gynecology, Harvard Medical
             School
1972-73 Associate Professor of Obstetrics and Gynecology, University of California, San Diego
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1970-72      Assistant Professor of Obstetrics and Gynecology, University of
             California, San Diego
1966-68 Research Associate and Assistant Chief, Gynecology Service, USPHS Hospital, Seattle, Washington

Uniformed Service:

1966-68      United States Public Health Service

Selected Honors:

1958         Sigma Xi
1961         Alpha Omega Alpha
1968         J.P. Lane Award, United States Public Health Service Clinical
             Society
1968-70      NIH Special Research Fellowship (NICHHD)
1971         Squibb Prize paper, American Fertility Society
1975         Fellowship, American College of Obstetricians and Gynecologists
1975         M.A. (Hon.), McGill University, Montreal, Canada
1978         M.A. (Hon.), Yale University, New Haven, Conn.
1980         Fellow, Silliman College, Yale University
1982-83      Fogarty Senior International Fellow
1983         John Simon Guggenheim Jr. Memorial Fellow
1985         Wyeth Lecturer, Canadian Fertility and Andrology Society
1985         Royal College of Physicians and Surgeons of Canada
             Lecturer, University of Saskatchewan, Canada
1986         Royal College of Physicians and Surgeons of Canada
             Lecturer, University of Western Ontario, Canada
1986         Fellowship, The American Gynecological and Obstetrical Society
1988         Lecturer, Frontiers of Reproductive Biology, Society for Study of
             Reproduction
1988         Plenary Lecturer, First Congress of the International Society of
             Gynaecological Endocrinology
1989         Keynote Speaker, 17th Annual New England Endocrine Conference
1991-92      President, Society for Gynecologic Investigation
1992-93      Berlex International Scholar
1997         Latta Distinguished Lecturer, University of Nebraska Medical School
1997-98      President Elect, North American Menopause Society

             1.       Scientific Committee Chairman, North American Menopause
                      Society

             2. Fellow ad eundem of the Royal College of Obstetricians and Gynaecologists

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             3.       "Frederick Naftolin Fellowship in Reproductive Biology" to
                      be awarded annually by McGill University Faculty of Medicine

1999 Visiting Professor, "Extraordinary Professor, Chair in Advances in Medicine in Reproduction", Complutense University, Madrid, Spain

Licensure:


California
Connecticut


Specialty Board: Obstetrics and Gynecology (1972)


Societies:

    o    Alpha Omega Alpha
    o    Sigma Xi
    o    The Endocrine Society
    o    The Pacific Coast Fertility Society (Honarary Member)
    o    Canadian Andrology and Fertility Societies (Honorary Member)
    o    Society for Gynecologic Investigation
    o    International Society of Neuroendocrinology
    o    International Society of Psychoneuroendocrinology
    o    American Gynecological and Obstetrical Society
    o    International Society for Gynecological Endocrinology
    o    Society for Neuroscience
    o    North American Menopause Society
    o    International Menopause Society
    o    Israeli Fertility Society


Editorial Boards:

1998         Proceedings of the Society for Experimental Biology and Medicine
1997         Climacteric, Journal of the International Menopause Society
1996         Founding Editorial Advisory Board, African Journal of Reproductive
             Health
1995         Founding Editorial Board, Early Pregnancy: Biology and Medicine
1993         Founding Editorial Board, Menopause
1993         Founding Associate Editor, Journal of the Society for Gynecologic
             Investigation
1988-95      Biomedicine and Pharmacotherapy
1988-93      Resident and Staff Physician
1987         Gynecological Investigation
1987-91      Endocrine Reviews
1987         Video Journal of Obstetrics and Gynecology
1980-88      Drug Intelligence and Clinical Pharmacy (editorial panel)
1979-82      New England Journal of Medicine
1979-82      Journal of Steroid Biochemistry
1974-92      Psychoneuroendocrinology


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